UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Canon's Court, 22 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (441) 298-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 4, 2023, Genpact Limited, a Bermuda company (the “Company”), held its 2023 annual general meeting of shareholders (the “Annual Meeting”) at 521 Fifth Avenue, 14th Floor, New York, NY 10175. At the Annual Meeting, Company shareholders voted on four proposals. The full results of the votes are set forth below. Each proposal is described in detail in the Company’s previously filed Proxy Statement related to the Annual Meeting.
Proposal 1

Company shareholders elected each of the nominees to the Company’s Board of Directors (the "Board") as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
N.V. Tyagarajan	158,939,505	307,678	117,199	6,213,890
James Madden	154,742,717	4,502,390	119,275	6,213,890
Ajay Agrawal	158,882,104	364,998	117,280	6,213,890
Stacey Cartwright	159,194,371	54,601	115,410	6,213,890
Laura Conigliaro	157,559,262	1,690,112	115,008	6,213,890
Tamara Franklin	158,894,158	354,870	115,354	6,213,890
Carol Lindstrom	157,500,347	1,733,777	130,258	6,213,890
CeCelia Morken	157,820,585	1,428,654	115,143	6,213,890
Brian Stevens	159,180,680	66,287	117,415	6,213,890
Mark Verdi	158,798,383	448,618	117,381	6,213,890

Proposal 2

Company shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	148,556,181
Votes cast against	10,678,635
Votes abstaining	129,566
Broker non-votes	6,213,890

Proposal 3

Company shareholders voted to recommend, on a non-binding, advisory basis, that non-binding, advisory shareholder votes to approve the compensation of the Company’s named executive officers should occur every year as set forth below:

One Year	156,906,722
Two Years	97,014
Three Years	2,232,059
Votes abstaining	128,587
Broker non-votes	6,213,890

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

Proposal 4

Company shareholders approved the appointment of KPMG Assurance and Consulting Services LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year as set forth below:

Votes cast in favor	164,519,770
Votes cast against	948,958
Votes abstaining	109,544

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 8, 2023	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Secretary